Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2014
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
14.	Supplemental Cash Flow Information

a) The changes in operating assets and liabilities for years ended December 31, 2014, 2013 and 2012 are as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2014	2013	2012
	$	$	$
Accounts receivable	9,957	(6,436)	513
Prepaid expenses	1,781	80	(920)
Accounts payable	(1,098)	(437)	(1,124)
Accrued liabilities	(6,759)	7,662	(8,606)
Unearned revenue and long-term unearned revenue	(536)	(6,956)	7,996
Restricted cash	—	4,258	(1,464)
Advances to and from affiliates and joint venture partners	17,953	14,417	(7,259)
Other operating assets and liabilities	(2,476)	(2,510)	3,557

Total	18,822	10,078	(7,307)

b) Cash interest paid (including realized losses on interest rate swaps) on long-term debt, advances from affiliates and capital lease obligations, net of amounts capitalized, during the years ended December 31, 2014, 2013 and 2012 totaled $128.7 million, $133.7 million, and $131.1 million, respectively.

c) During the years ended December 31, 2014, 2013 and 2012, cash paid for corporate income taxes was $2.3 million, $5.6 million and $1.5 million, respectively.

d) During 2013, the Partnership acquired two LNG carriers from Awilco for a purchase price of $205.0 million per vessel. The upfront prepayment of charter hire of $51.0 million (inclusive of a $1.0 million upfront fee) per vessel was used to offset the purchase price and was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.

e) During 2014 and 2013, the sales of the Tenerife Spirit, Huelva Spirit, and Algeciras Spirit conventional tankers resulted in the vessels under capital lease being returned to the owner and the capital lease obligations concurrently extinguished. Therefore, the sales of the Algeciras Spirit and Huelva Spirit under capital lease of $56.2 million in 2014 and the sale of the Tenerife Spirit under capital lease of $29.7 million in 2013 and the concurrent extinguishment of the corresponding capital lease obligations of $56.2 million in 2014 and $29.7 million in 2013 were treated as non-cash transactions in the Partnership’s consolidated statements of cash flows.

f) During 2014, the Partnership acquired an LPG carrier, the Norgas Napa, from Skaugen for $27.0 million, of which $21.6 million was paid in cash upon delivery and the remaining $5.4 million is an interest-bearing loan to Skaugen.

g) As described in Note 5b, during 2014, Partnership acquired BG’s ownership interest in the BG Joint Venture. As compensation, the Partnership assumed BG’s obligation (net of an agreement by BG to pay the Partnership approximately $20.3 million) to provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates pursuant to a ship construction support agreement. The estimated fair value of the assumed obligation of approximately $33.3 million was used to offset the purchase price and the Partnership’s receivable from BG and was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.

h) As described in Note 6a, the portion of the dividends declared by the Teekay Tangguh Joint Venture that was used to settle the advances made to BLT LNG Tangguh Corporation and P.T. Berlian Laju Tanker of $14.4 million in 2014 was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.